UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2022

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company  ☐
Kilroy Realty, L.P.:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Kilroy Realty Corporation  ☐                                                                                    Kilroy Realty, L.P.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 15, 2022, Michelle Ngo, Senior Vice President, Chief Financial Officer and Treasurer of Kilroy Realty Corporation (the “Company”), notified the Company that she had accepted a new employment opportunity. Ms. Ngo’s last day as an officer and employee of the Company will be February 25, 2022 (the “Transition Date”). The Company and Ms. Ngo expect to enter into a transition agreement pursuant to which the Company will pay Ms. Ngo $150,000 per month for two months in conjunction with Ms. Ngo providing transition support to the Company for sixty days following the Transition Date. A copy of the transition agreement will be filed as an exhibit to the Company’s and Kilroy Realty, L.P.’s Quarterly Report on Form
10-Q
for the quarter ending March 31, 2022.
Eliott Trencher, currently Executive Vice President, Chief Investment Officer of the Company, will assume the additional offices of Chief Financial Officer and Treasurer of the Company and principal financial officer of the Company and Kilroy Realty, L.P., the Company’s operating partnership, effective as of the Transition Date. Mr. Trencher will serve as Chief Financial Officer and Treasurer of the Company on an interim basis while the Company commences a process to identify a permanent Chief Financial Officer.
Mr. Trencher, age 38, previously served as the Company’s Senior Vice President, Corporate Strategy from July 2017 until his appointment as Chief Investment Officer of the Company in December 2020. Prior to joining the Company, Mr. Trencher worked at Cohen & Steers (NYSE: CNS) from 2008 to 2017 where he held various roles the most recent of which was Vice President, Associate Portfolio Manager. Further biographical information for Mr. Trencher can be found in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2021. Mr. Trencher does not have any family relationships subject to disclosure under Item 401(d) of Regulation

S-K

or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation
 S-K.

ITEM 7.01	REGULATION FD DISCLOSURE
On February 18, 2022, the Company provided a press release relating to the foregoing executive changes.
A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company or Kilroy Realty, L.P. whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1*	Press Release, dated February 18, 2022, issued by Kilroy Realty Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: February 18, 2022
	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President, Chief Accounting Officer and Controller
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: February 18, 2022
	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President, Chief Accounting Officer and Controller